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                                                                   Exhibit 10.7

                               SECURITY AGREEMENT


       This SECURITY AGREEMENT dated as of December 8, 2000 (this "AGREEMENT") is entered into among GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL") having an office at 10 South LaSalle Street, Chicago IL 60603, as agent (the "AGENT") for CITICORP USA, INC. in its capacity as Administrative Agent for certain lenders under the Credit Agreement referred to below ("CITICORP") having an office at 599 Lexington Avenue, New York, NY 10043, and GALAXY INDUSTRIES CORPORATION, a Michigan corporation, MID STATE MACHINE PRODUCTS, a Maine corporation, NATIONWIDE PRECISION PRODUCTS CORP., a New York corporation, and GENERAL AUTOMATION, INC., an Illinois corporation (each individually a "GRANTOR" and collectively, the "GRANTORS").

                             PRELIMINARY STATEMENTS

       1. The Grantors are "Loan Parties" under that certain Credit Agreement, dated as of March 19, 1999 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), among Precision Partners, Inc., Precision Partners Holding Company, Mid State Machine Products, Galaxy Industries Corporation, Certified Fabricators, Inc., General Automation, Inc., Nationwide Precision Products Corp., Gillette Machine & Tool Co., Inc., the Lenders, Citicorp USA, Inc., as administrative agent, Bank of America, N.A. (successor to NationsBank, N.A.), as syndication agent, and SunTrust Bank, Atlanta, as documentation agent. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

       2. The Grantors are the borrowers and Precision Partners, Inc. is the guarantor under a Loan, Security and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "GE CAPITAL LOAN AGREEMENT"; the GE Capital Loan Agreement and the other documents executed or delivered in connection therewith are referred to herein as the "GE CAPITAL LOAN DOCUMENTS"). The obligations of the Lessees and Precision Partners, Inc. under the GE Capital Loan Documents are referred to herein as the "GE CAPITAL OBLIGATIONS".

       3. As security for the GE Capital Obligations, the Grantors have granted or will grant to GE Capital a security interest in and pledge of their right, title and interest in the




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equipment described in Schedule A hereto acquired the Lessees and all other
Collateral, as defined in the GE Capital Loan Agreement (collectively, the "GE CAPITAL EQUIPMENT COLLATERAL").

       4. As a condition precedent to the effectiveness of Waiver and Amendment No. 3 to the Credit Agreement, the Grantors are required to execute and deliver this Security Agreement.

       5. GE Capital and Citicorp have entered into an Intercreditor Agreement dated as of even date herewith (as amended, modified or supplemented from time to time, the "INTERCREDITOR AGREEMENT") wherein, among other things, Citicorp has appointed GE Capital to serve as its agent under this Agreement for the purpose of enforcing the rights and remedies of Citicorp hereunder. GE Capital has agreed to act as Agent for the purposes of this Agreement.

       NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors hereby agree with the Agent as follows:

       SECTION 1. GRANT OF SECURITY INTEREST. As security for the Secured Obligations, the Grantors transfer and assign to the Agent, for the benefit of Citicorp in its capacity as Administrative Agent for the Lenders, and grant to the Agent, for the benefit of Citicorp in its capacity as Administrative Agent for the Lenders, a lien on and security interest in the GE Capital Equipment Collateral, subject to existing liens in favor of GE Capital and any other Permitted Liens.

       SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the GE Capital Equipment Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all the Secured Obligations and all renewals thereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising (the "CREDIT AGREEMENT OBLIGATIONS").

       SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Grantors represent, warrant and covenant as follows:

              (a) ORGANIZATION AND POWERS. Each Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized, and has all requisite corporate


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       power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and carry out the transactions contemplated hereby.

              (b) OWNERSHIP OF COLLATERAL; LIENS. The Grantors own the GE Capital Equipment Collateral free and clear of any Lien other than Permitted Liens, senior Liens in favor of GE Capital and the junior security interest granted hereby, and the Grantors will defend the GE Capital Equipment Collateral against all other claims and demands.

              (c) CORPORATE EXISTENCE. Each Grantor shall maintain its corporate existence and continue in, and substantially limit its operations to, the same lines of business as the Grantors presently conduct.

              (d) MAINTENANCE OF GE CAPITAL EQUIPMENT COLLATERAL. The Grantors shall at all times maintain the GE Capital Equipment Collateral in good working order and condition, ordinary wear and tear excepted.

              (e) BOOKS AND RECORDS, INSPECTIONS. The Grantors shall maintain books and records pertaining to the GE Capital Equipment Collateral in such detail, form and scope as is consistent with good business practices, and shall provide the Agent and Citicorp access to the premises of the Grantors at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, for the purposes of (i) inspecting and copying (at the Grantors' expense) any and all records of the Grantors relating or pertaining to the GE Capital Equipment Collateral or (ii) inspecting the GE Capital Equipment Collateral.

              (f) CASUALTY LOSS. The Grantors shall promptly notify the Agent and Citicorp of any material damage to, destruction of, or lawful or unlawful taking of any of the GE Capital Equipment Collateral and shall diligently file and prosecute any claim or claims for any award or payment in connection with any such event.

       SECTION 4. FURTHER ASSURANCES.

              (a) Each Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further actions that may be necessary or desirable, or (i) that the Agent may reasonably request or (ii) that, subject to the terms of the Intercreditor Agreement, Citicorp


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       reasonably may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable (x) the Agent to exercise and enforce, for the benefit of Citicorp, its rights and remedies hereunder, or (y) Citicorp, subject to the terms of the Intercreditor Agreement, to exercise and enforce its rights and remedies hereunder, with respect to any GE Capital Equipment Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or Citicorp may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted to the Agent hereby and (ii) at the Agent's or Citicorp's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Agent's or Citicorp's security interest in the GE Capital Equipment Collateral, provided that Citicorp's rights under this sentence shall be subject to the terms of the Intercreditor Agreement.

              (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the GE Capital Equipment Collateral without the signature of the Grantors. A carbon, photographic or other reproduction of this Agreement or financing statement signed by the Grantors shall be sufficient as a financing statement.

       SECTION 5. THE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Agent or otherwise, upon the occurrence and continuance of an Event of Default described in Section 7, in the Agent's discretion to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for monies due and to become due under or in respect of any of the GE Capital Equipment Collateral;


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              (b)    to file any claim or take any action or institute any
       proceedings that the Agent may deem necessary or desirable for the collection of any of the GE Capital Equipment Collateral or otherwise to enforce the rights of the Agent with respect to any of the GE Capital Equipment Collateral; and

              (c) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the GE Capital Equipment Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantors' expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the GE Capital Equipment Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

       SECTION 6. THE AGENT'S DUTIES AND LIABILITIES.

              (a) The powers conferred on the Agent hereunder are solely to protect Citicorp's interest in the GE Capital Equipment Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any GE Capital Equipment Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any GE Capital Equipment Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any GE Capital Equipment Collateral. The Agent shall be deemed to exercise reasonable care in the custody and preservation of such GE Capital Equipment Collateral if such GE Capital Equipment Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

              (b)    The Agent and Citicorp shall not be liable to the Grantors
       (i) for any loss or damage sustained by them, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the GE Capital Equipment Collateral that may occur as a result of or in connection with or that is in any way related to (x) any exercise by the Agent or Citicorp of any right or remedy under this Agreement or (y) any other act of or failure to act by the Agent or Citicorp, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Agent or


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       Citicorp constituting gross negligence or willful misconduct.

              (c) No claim may be made by the Grantors against the Agent, Citicorp or their respective affiliates, partners, directors, officers, employees, attorneys or agents for any special, indirect, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith; and the Grantors hereby waive, release and agree not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

       SECTION 7. EVENTS OF DEFAULT. The occurrence of any Event of Default under and as defined in the Credit Agreement as in effect on the date hereof, or if any representation or warranty made by any Grantor in Section 3 of this Agreement shall prove to have been inaccurate in any material respect as of the date hereof, or the occurrence of any breach of any covenant, which is not cured within 30 days following notice to the Grantors from the Agent or Citicorp, contained in Section 3 of this Agreement shall constitute an "Event of Default".

       SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing, the Agent may, subject to the Intercreditor Agreement, exercise in respect of the GE Capital Equipment Collateral, (a) all the rights and remedies of a secured party in default under the Code, whether or not the Code applies to the affected GE Capital Equipment Collateral, (b) all of the rights and remedies provided for in this Agreement and any other agreement between the Grantors and
(i) the Agent for the benefit of Citicorp or (ii) Citicorp and (c) such other rights and remedies as may be provided by law or otherwise (such rights and remedies of the Agent for the benefit of Citicorp or of Citicorp to be cumulative and non-exclusive).

       SECTION 9. APPLICATION OF PROCEEDS. Subject to the terms of the Intercreditor Agreement, and except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the GE Capital Equipment


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Collateral may, in the discretion of the Agent, be held by the Agent as GE
Capital Equipment Collateral for, or then, or at any other time thereafter applied, in full or in part by the Agent against the Credit Agreement Obligations in the following order of priority:

              (a) To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Grantors and for the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder;

              (b) To the payment of the GE Capital Obligations in such order as GE Capital shall elect;

              (c) To the payment of the Credit Agreement Obligations in such order as Citicorp shall elect; and

              (d) To the payment to or upon the order of the Grantors, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

       SECTION 10. INDEMNITY AND EXPENSES.

              (a) The Grantors agree to indemnify the Agent and Citicorp from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities of the Agent or Citicorp resulting from the Agent's or Citicorp's gross negligence or willful misconduct, as the case may be.

              (b) The Grantors will, upon demand, pay to the Agent and Citicorp the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel to the Agent and Citicorp, and of any experts and agents, that the Agent and Citicorp may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the GE Capital Equipment Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure


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       by the Grantors to perform or observe any of the provisions hereof.

       SECTION 11. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the GE Capital Equipment Collateral and shall
(a) remain in full force and effect until the indefeasible payment in full of
(i) the GE Capital Obligations upon which payment the Agent will resign as agent hereunder and Citicorp shall thereupon be deemed the secured party hereunder and
(ii) the Credit Agreement Obligations, (b) be binding upon the Grantors, their successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder for the benefit of Citicorp, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Citicorp may assign or otherwise transfer the Credit Agreement, in accordance with the terms of the Intercreditor Agreement and the Credit Agreement, to any other person or entity, and such other benefits in respect thereof granted to Citicorp herein or otherwise. Upon the indefeasible payment in full of the Credit Agreement Obligations, the security interest granted hereby shall terminate and all rights to the GE Capital Equipment Collateral shall revert to the Grantors. Upon any such termination, the Agent will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

       SECTION 12. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantors herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 13. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and mailed or telecopied or delivered to the Grantors, addressed to or in care of Precision Partners, Inc. at its address specified after the signature of Precision Partners, Inc. hereto, or to the Agent at its address specified after its signature hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective three Business Days after being deposited in the mails, postage paid and addressed as aforesaid


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or, when telecopied, when received.

       SECTION 14. CONSENT TO JURISDICTION. All judicial proceedings brought against the Grantors with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and, by execution and delivery of this Agreement, each Grantor accepts for itself and in connection with the GE Capital Equipment Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

       SECTION 15. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

                  SECTION 16. WAIVER OF JURY TRIAL. THE AGENT, CITICORP AND THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH AND FOR ANY COUNTERCLAIM THEREIN.

       SECTION 17. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

       SECTION 18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       SECTION 19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Any such counterpart, when delivered by telecopier, shall have the same force and effect as an original manually executed counterpart.

       SECTION 20. INTERCREDITOR AGREEMENT. This Agreement is subject in all respects to the provisions of the Intercreditor Agreement which shall control the terms hereof in the event of any inconsistency.


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       IN WITNESS WHEREOF, the Grantors and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     GALAXY INDUSTRIES CORPORATION



                                     By:   /s/  Frank Reilly
                                        -------------------------------------
                                        Name: Frank Reily
                                        Title: Vice President
                                     41150 Joy Road
                                     Plymouth, MI 48170


                                     MID STATE MACHINE PRODUCTS



                                     By:   /s/  Frank Reilly
                                        -------------------------------------
                                        Name: Frank Reilly
                                        Title: Vice President
                                     1501 Verti Drive
                                     Winslow, ME 04901


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                                     NATIONWIDE PRECISION PRODUCTS CORP.



                                     By:   /s/  Frank Reilly
                                        -------------------------------------
                                        Name: Frank Reilly
                                        Title: Vice President
                                     200 Tech Park Drive
                                     Henrietta, NY 14623


                                     GENERAL AUTOMATION, INC.



                                     By:   /s/  Frank Reilly
                                        -------------------------------------
                                        Name: Frank Reilly
                                        Title: Vice President
                                     3300 Oakton Street
                                     Skokie, IL 60076


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                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, acting solely in its
                                     capacity as Agent for Citicorp



                                     By:   /s/ Jeff Fitts
                                        -------------------------------------
                                       Name: Jeff Fitts
                                       Title: Senior Risk Manager
                                     401 Merritt Seven
                                     Second Floor
                                     Norwalk, Connecticut 06856
                                     Attention: Mr. Jeff Fitts
                                     Telecopy: (203) 229-1992

                                     with a copy to:

                                     Citicorp USA, Inc.
                                     599 Lexington Avenue
                                     New York, NY 10043
                                     Attention: Mr. Michael Becker
                                     Telecopy: (212) 793-4782



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